UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2011

NATIONAL RETAIL PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-11290	56-1431377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue Suite 900 Orlando, Florida		32801
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (407) 265-7348

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 17, 2011, National Retail Properties, Inc. (the “Company”) held its 2011 annual meeting of stockholders (the “Annual Meeting”). The matters submitted to the Company’s stockholders for a vote included (a) the election of eight directors, (b) an advisory vote on executive compensation, (c) an advisory vote on the frequency of holding an advisory vote on executive compensation and (d) the ratification of the selection of the Company’s independent registered public accounting firm for 2011. The results of such votes are set forth herein.

Proposal 1: Election of Directors

The eight nominees for the Board of Directors were elected to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified. The tabulation of votes was as follows:

Nominee	For	Withheld	Broker Non-Votes

Don DeFosset	65,933,190	534,768	13,006,849

David M. Fick	66,226,279	241,679	13,006,849

Kevin B. Habicht	63,519,148	2,948,810	13,006,849

Richard B. Jennings	66,052,715	415,243	13,006,849

Ted B. Lanier	66,019,212	448,746	13,006,849

Robert C. Legler	65,925,781	542,177	13,006,849

Craig Macnab	65,910,822	557,136	13,006,849

Robert Martinez	65,832,777	635,181	13,006,849

There were no abstentions with respect to Proposal 1.

Proposal 2: An advisory vote on executive compensation

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as set forth below:

For	Against	Abstain	Broker Non-Votes

62,881,907	2,647,596	938,455	13,006,849

Proposal 3: An advisory vote on the frequency of holding an advisory vote on executive compensation

A majority of the Company’s stockholders voted, on an advisory basis, to hold an advisory vote on the executive compensation on an annual basis. The tabulation of votes was as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes

45,459,025	435,326	19,701,157	872,450	13,006,849

Based on the results of this Proposal 3, the Company’s Board of Directors has decided to hold an advisory vote on executive compensation on an annual basis in accordance with the stockholders’ recommendation.

Proposal 4: Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified as set forth below:

For	Against	Abstain

79,125,881	116,588	232,338

There were no broker non-votes with respect to Proposal 4.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RETAIL PROPERTIES, INC.

By:	/s/ Kevin B. Habicht
Name:	Kevin B. Habicht
Title:	Executive Vice President,
Chief Financial Officer,
Assistant Secretary and Treasurer

Dated: May 20, 2011